Exhibit 24

EXECUTION VERSION

AMENDMENT TO THE CONFIRMATION

To:	JJ Media Investment Holding Limited
c/o Focus Media Holding Limited
28-30 /F, Zhao Feng World Trade Building
369 Jiangsa Road
Shanghai 200050
People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 1

Ref. No:	SDB1631930669

Date:	November 22, 2011

The purpose of this Amendment to the Confirmation (this “Amendment”) is to amend and supplement certain terms and conditions of the Transaction (as defined below) entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”).

This Amendment amends, supplements and forms part of the Confirmation, dated as of September 7, 2010 (as amended by the Amendment to the Confirmation, dated as of June 22, 2011 and as further amended by the Amendment to the Confirmation, dated as of September 30, 2011, the “Confirmation”), between the Contracting Parties, in respect of a certain Capped Call Transaction 1 (the “Transaction”) relating to the Shares, supplementing the Master Confirmation, dated as of September 7, 2010, between the Contracting Parties (the “Master Confirmation”), as amended by the Amendment to the Master Confirmation, dated as of June 21, 2011, and as further amended or supplemented from time to time. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Confirmation or the Master Confirmation, as applicable.

In consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the Contracting Parties hereby agree as follows:

1. The effectiveness of the provisions of paragraphs 2, 3, 4 and 5 of this Amendment shall be subject to the following conditions (the time at which the last such condition is satisfied being the “Amendment Effective Time”):

a.	Underlying Shares Issuer and GSI shall have executed a letter agreement in respect of certain matters relating to this Amendment; and

b.	The representations and warranties of Underlying Shares Issuer contained in the letter agreement referenced in clause (a) above shall be true and correct as of the date hereof.

2. The Contracting Parties agree that the following shall apply in the aggregate with respect to all amendments dated as of the date hereof to Transactions under the Master Confirmation (“November 2011 Amendments”) (and performance under this Paragraph 2 shall satisfy in full the obligation to perform pursuant to corresponding provisions under other November 2011 Amendments):

Subject to paragraph 1 of this Amendment, GSI hereby agrees to sell to Counterparty, and Counterparty hereby agrees to buy from GSI, on November 28, 2011 (the “Payment Date”), 712,896 Shares (the “Purchased Shares”) for a purchase price of USD 10,999,985.28 (equal to the product of (i) the Purchased Shares and (ii) USD 15.43, the closing price per Share on the Exchange on November 21, 2011), on a delivery-versus-payment basis (the “Share Purchase”). The Representation and Agreement contained in Section 9.11 of the Equity Definitions shall apply to the Share Purchase, but shall be modified by excluding any restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Counterparty is an affiliate of the issuer of the Underlying Shares. For the avoidance of doubt, the Contracting Parties hereby acknowledge that the Share Purchase does not constitute a part of any Transaction under the Master Confirmation.

3. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended by (i) replacing the table therein setting forth the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date, Expected Prepayment Date and Expected Settlement Date for each Component of the Transaction to which the Confirmation relates with the table set forth in Attachment 1 hereto and (ii) replacing the date opposite the caption “Final Disruption Date” therein with the date June 27, 2012.

4. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation shall be amended by replacing the portion of the proviso in “Corporate Transaction Adjustment” from the beginning of such proviso to, and including, the words “any Component” immediately preceding the parenthetical “(the “Unwind Reference Period”)” in the fifth and sixth lines thereafter in its entirety with the following: “provided that, the occurrence of a Corporate Transaction Event or a Related Corporate Transaction Event during the period consisting of (x) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the scheduled Expiration Date specified for the first Component for any Transaction and concluding on the last Valuation Date to occur for any Component with a scheduled Expiration Date of September 29, 2011, (y) the period commencing on the date that is ten (10) Scheduled Trading Days prior to November 28, 2011 and concluding on the date hereof, and (z) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after September 29, 2011 and concluding on the last Valuation Date to occur for any Component”. For the avoidance of doubt, the Contracting Parties agree that the definition of “Excluded Transactions” under “Corporate Transaction Adjustment” in the Master Confirmation shall include the Share Purchase, the definition of “Related Corporate Event” in the Master Confirmation shall exclude the Share Purchase and “Potential Adjustment Event” in Section 11.2(e) of the Equity Definitions shall be amended to exclude the Share Purchase.

5. Subject to paragraph 1 of this Amendment, in connection with, and in consideration for, the amendments contemplated in Sections 3 and 4 of each November 2011 Amendment, Counterparty hereby agrees that on the Payment Date Counterparty shall pay to GSI an amendment fee in the amount of USD 5.1 million, which fee shall apply in the aggregate with respect to all Transactions that are outstanding as of the date hereof under the Master Confirmation (and performance under this paragraph 5 shall satisfy performance of the substantially similar provisions under the amendments dated as of the date hereof with respect to such other outstanding Transactions).

6. (i) In connection with this Amendment, as of the date hereof, each Contracting Party repeats its representations contained in Section 3 of the Agreement and its representations, warranties and agreements contained in Section 6 of the Master Confirmation (except for Section 6(b)(i) of the Master Confirmation).

(ii) Counterparty represents and warrants to, and agrees with, GSI that, as of the date hereof, Counterparty is not aware of any material nonpublic information concerning Underlying Shares Issuer, the Shares or the Underlying Shares.

(iii) For the avoidance of doubt, GSI hereby agrees that neither the entry into this Amendment by Counterparty nor any discussions or communications between the Contracting Parties regarding this Amendment shall be construed in any way as a breach by Counterparty of its agreement contained in Section 6(e) of the Master Confirmation.

(iv) Counterparty agrees that Counterparty shall, as of the applicable due date, file all reports required to be filed by it in connection with the transactions contemplated hereby under Sections 13(d) and (g) of the Exchange Act.

7. In connection with the amendments contemplated in sections 2, 3, 4 and 5 of this Amendment, by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof, Counterparty shall have delivered to GSI an opinion of British Virgin Islands counsel in form and substance reasonably satisfactory to GSI in respect of this Amendment.

8. This Amendment amends solely the terms and provisions of the Transaction, the Confirmation and the Master Confirmation set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Transaction, the Confirmation, the Master Confirmation or any other rights of the Contracting Parties under the Transaction, the Confirmation or the Master Confirmation. The Contracting Parties acknowledge that each of the Transaction, the Confirmation and the Master Confirmation (each as amended by this Amendment) are in full force and effect and is hereby confirmed and ratified in all respects. References in the Master Confirmation and the Confirmation to the Transaction, to the Confirmation or to the Master Confirmation shall mean the Transaction, the Confirmation and the Master Confirmation as amended by this Amendment.

9. This Amendment and all matters arising in connection with this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law).

10. Counterparty hereby agrees that by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof it will appoint Law Debenture Corporate Services Inc. as its Process Agent for the purpose of Section 13(c) of the Agreement.

11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

Counterparty hereby agrees to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Amendment, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-198011983.

Yours faithfully,

GOLDMAN SACHS INTERNATIONAL

By:	/s/ Alireza Zaimi
Name:	Alireza Zaimi
Title:	Managing Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
Name: Jason Nanchun Jiang
Title: Director

[Signature Page to the Amendment to the Confirmation—Capped Call Transaction 1]

ATTACHMENT 1

For each Component of the Transaction, the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date (and, solely for illustrative purposes, the expected prepayment date and the expected settlement date) are set forth below:

Component Number	Component Number of Options	Strike Price	Cap Price	Expiration Date	Expected Prepayment Date (post June 22 expiry 80%)	Expected Settlement Date (post June 22 expiry 20%)
1.	56,111	17.3250	25.9875	7-Jun-2011	22-Jun-2011	27-Jun-2011
2.	56,111	17.3250	25.9875	8-Jun-2011	22-Jun-2011	27-Jun-2011
3.	56,111	17.3250	25.9875	9-Jun-2011	22-Jun-2011	27-Jun-2011
4.	56,111	17.3250	25.9875	10-Jun-2011	22-Jun-2011	27-Jun-2011
5.	56,111	17.3250	25.9875	13-Jun-2011	22-Jun-2011	27-Jun-2011
6.	56,111	17.3250	25.9875	14-Jun-2011	22-Jun-2011	27-Jun-2011
7.	56,111	17.3250	25.9875	15-Jun-2011	22-Jun-2011	27-Jun-2011
8.	56,111	17.3250	25.9875	16-Jun-2011	22-Jun-2011	27-Jun-2011
9.	56,111	17.3250	25.9875	17-Jun-2011	22-Jun-2011	27-Jun-2011
10.	56,111	17.3250	25.9875	20-Jun-2011	N/A	27-Jun-2011
11.	56,111	17.3250	25.9875	21-Jun-2011	N/A	27-Jun-2011
12.	56,111	17.3250	25.9875	22-Jun-2011	N/A	27-Jun-2011
13.	65,691	17.3250	25.9875	6-Sep-2011	9-Sep-2011	4-Oct-2011
14.	65,691	17.3250	25.9875	7-Sep-2011	12-Sep-2011	4-Oct-2011
15.	65,691	17.3250	25.9875	8-Sep-2011	13-Sep-2011	4-Oct-2011
16.	65,691	17.3250	25.9875	9-Sep-2011	14-Sep-2011	4-Oct-2011
17.	65,691	17.3250	25.9875	12-Sep-2011	15-Sep-2011	4-Oct-2011
18.	65,691	17.3250	25.9875	13-Sep-2011	16-Sep-2011	4-Oct-2011
19.	65,691	17.3250	25.9875	14-Sep-2011	19-Sep-2011	4-Oct-2011
20.	65,691	17.3250	25.9875	15-Sep-2011	20-Sep-2011	4-Oct-2011
21.	65,691	17.3250	25.9875	16-Sep-2011	21-Sep-2011	4-Oct-2011
22.	65,691	17.3250	25.9875	19-Sep-2011	22-Sep-2011	4-Oct-2011
23.	65,691	17.3250	25.9875	20-Sep-2011	23-Sep-2011	4-Oct-2011
24.	65,691	17.3250	25.9875	21-Sep-2011	26-Sep-2011	4-Oct-2011
25.	65,691	17.3250	25.9875	22-Sep-2011	27-Sep-2011	4-Oct-2011
26.	65,691	17.3250	25.9875	23-Sep-2011	28-Sep-2011	4-Oct-2011
27.	65,691	17.3250	25.9875	26-Sep-2011	29-Sep-2011	4-Oct-2011
28.	65,691	17.3250	25.9875	27-Sep-2011	30-Sep-2011	4-Oct-2011
29.	65,691	17.3250	25.9875	28-Sep-2011	3-Oct-2011	4-Oct-2011
30.	65,691	17.3250	25.9875	29-Sep-2011	4-Oct-2011	4-Oct-2011
31.	83,938	21.0000	31.0000	25-May-12	31-May-12	25-Jun-12
32.	83,938	21.0000	31.0000	29-May-12	1-Jun-12	25-Jun-12
33.	83,938	21.0000	31.0000	30-May-12	4-Jun-12	25-Jun-12
34.	83,938	21.0000	31.0000	31-May-12	5-Jun-12	25-Jun-12
35.	83,938	21.0000	31.0000	1-Jun-12	6-Jun-12	25-Jun-12
36.	83,938	21.0000	31.0000	4-Jun-12	7-Jun-12	25-Jun-12
37.	83,938	21.0000	31.0000	5-Jun-12	8-Jun-12	25-Jun-12
38.	83,938	21.0000	31.0000	6-Jun-12	11-Jun-12	25-Jun-12
39.	83,938	21.0000	31.0000	7-Jun-12	12-Jun-12	25-Jun-12
40.	83,938	21.0000	31.0000	8-Jun-12	13-Jun-12	25-Jun-12
41.	83,938	21.0000	31.0000	11-Jun-12	14-Jun-12	25-Jun-12
42.	83,938	21.0000	31.0000	12-Jun-12	15-Jun-12	25-Jun-12
43.	83,938	21.0000	31.0000	13-Jun-12	18-Jun-12	25-Jun-12
44.	83,938	21.0000	31.0000	14-Jun-12	19-Jun-12	25-Jun-12
45.	83,938	21.0000	31.0000	15-Jun-12	20-Jun-12	25-Jun-12
46.	83,938	21.0000	31.0000	18-Jun-12	21-Jun-12	25-Jun-12
47.	83,938	21.0000	31.0000	19-Jun-12	22-Jun-12	25-Jun-12
48.	83,951	21.0000	31.0000	20-Jun-12	25-Jun-12	25-Jun-12

EXECUTION VERSION

AMENDMENT TO THE CONFIRMATION

To:	JJ Media Investment Holding Limited
c/o Focus Media Holding Limited
28-30 /F, Zhao Feng World Trade Building
369 Jiangsa Road
Shanghai 200050
People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 2

Ref. No:	SDB1631930669

Date:	November 22, 2011

The purpose of this Amendment to the Confirmation (this “Amendment”) is to amend and supplement certain terms and conditions of the Transaction (as defined below) entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”).

This Amendment amends, supplements and forms part of the Confirmation, dated as of September 7, 2010 (as amended by the Amendment to the Confirmation, dated as of June 22, 2011 and as further amended by the Amendment to the Confirmation, dated as of September 30, 2011, the “Confirmation”), between the Contracting Parties, in respect of a certain Capped Call Transaction 2 (the “Transaction”) relating to the Shares, supplementing the Master Confirmation, dated as of September 7, 2010, between the Contracting Parties (the “Master Confirmation”), as amended by the Amendment to the Master Confirmation, dated as of June 21, 2011, and as further amended or supplemented from time to time. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Confirmation or the Master Confirmation, as applicable.

In consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the Contracting Parties hereby agree as follows:

1. The effectiveness of the provisions of paragraphs 2, 3, 4 and 5 of this Amendment shall be subject to the following conditions (the time at which the last such condition is satisfied being the “Amendment Effective Time”):

a.	Underlying Shares Issuer and GSI shall have executed a letter agreement in respect of certain matters relating to this Amendment; and

b.	The representations and warranties of Underlying Shares Issuer contained in the letter agreement referenced in clause (a) above shall be true and correct as of the date hereof.

2. The Contracting Parties agree that the following shall apply in the aggregate with respect to all amendments dated as of the date hereof to Transactions under the Master Confirmation (“November 2011 Amendments”) (and performance under this Paragraph 2 shall satisfy in full the obligation to perform pursuant to corresponding provisions under other November 2011 Amendments):

Subject to paragraph 1 of this Amendment, GSI hereby agrees to sell to Counterparty, and Counterparty hereby agrees to buy from GSI, on November 28, 2011 (the “Payment Date”), 712,896 Shares (the “Purchased Shares”) for a purchase price of USD 10,999,985.28 (equal to the product of (i) the Purchased Shares and (ii) USD 15.43, the closing price per Share on the Exchange on November 21, 2011), on a delivery-versus-payment basis (the “Share Purchase”). The Representation and Agreement contained in Section 9.11 of the Equity Definitions shall apply to the Share Purchase, but shall be modified by excluding any restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Counterparty is an affiliate of the issuer of the Underlying Shares. For the avoidance of doubt, the Contracting Parties hereby acknowledge that the Share Purchase does not constitute a part of any Transaction under the Master Confirmation.

3. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended by (i) replacing the table therein setting forth the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date, Expected Prepayment Date and Expected Settlement Date for each Component of the Transaction to which the Confirmation relates with the table set forth in Attachment 1 hereto and (ii) replacing the date opposite the caption “Final Disruption Date” therein with the date June 27, 2012.

4. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation shall be amended by replacing the portion of the proviso in “Corporate Transaction Adjustment” from the beginning of such proviso to, and including, the words “any Component” immediately preceding the parenthetical “(the “Unwind Reference Period”)” in the fifth and sixth lines thereafter in its entirety with the following: “provided that, the occurrence of a Corporate Transaction Event or a Related Corporate Transaction Event during the period consisting of (x) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the scheduled Expiration Date specified for the first Component for any Transaction and concluding on the last Valuation Date to occur for any Component with a scheduled Expiration Date of September 29, 2011, (y) the period commencing on the date that is ten (10) Scheduled Trading Days prior to November 28, 2011 and concluding on the date hereof, and (z) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after September 29, 2011 and concluding on the last Valuation Date to occur for any Component”. For the avoidance of doubt, the Contracting Parties agree that the definition of “Excluded Transactions” under “Corporate Transaction Adjustment” in the Master Confirmation shall include the Share Purchase, the definition of “Related Corporate Event” in the Master Confirmation shall exclude the Share Purchase and “Potential Adjustment Event” in Section 11.2(e) of the Equity Definitions shall be amended to exclude the Share Purchase.

5. Subject to paragraph 1 of this Amendment, in connection with, and in consideration for, the amendments contemplated in Sections 3 and 4 of each November 2011 Amendment, Counterparty hereby agrees that on the Payment Date Counterparty shall pay to GSI an amendment fee in the amount of USD 5.1 million, which fee shall apply in the aggregate with respect to all Transactions that are outstanding as of the date hereof under the Master Confirmation (and performance under this paragraph 5 shall satisfy performance of the substantially similar provisions under the amendments dated as of the date hereof with respect to such other outstanding Transactions).

6. (i) In connection with this Amendment, as of the date hereof, each Contracting Party repeats its representations contained in Section 3 of the Agreement and its representations, warranties and agreements contained in Section 6 of the Master Confirmation (except for Section 6(b)(i) of the Master Confirmation).

(ii) Counterparty represents and warrants to, and agrees with, GSI that, as of the date hereof, Counterparty is not aware of any material nonpublic information concerning Underlying Shares Issuer, the Shares or the Underlying Shares.

(iii) For the avoidance of doubt, GSI hereby agrees that neither the entry into this Amendment by Counterparty nor any discussions or communications between the Contracting Parties regarding this Amendment shall be construed in any way as a breach by Counterparty of its agreement contained in Section 6(e) of the Master Confirmation.

(iv) Counterparty agrees that Counterparty shall, as of the applicable due date, file all reports required to be filed by it in connection with the transactions contemplated hereby under Sections 13(d) and (g) of the Exchange Act.

7. In connection with the amendments contemplated in sections 2, 3, 4 and 5 of this Amendment, by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof, Counterparty shall have delivered to GSI an opinion of British Virgin Islands counsel in form and substance reasonably satisfactory to GSI in respect of this Amendment.

8. This Amendment amends solely the terms and provisions of the Transaction, the Confirmation and the Master Confirmation set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Transaction, the Confirmation, the Master Confirmation or any other rights of the Contracting Parties under the Transaction, the Confirmation or the Master Confirmation. The Contracting Parties acknowledge that each of the Transaction, the Confirmation and the Master Confirmation (each as amended by this Amendment) are in full force and effect and is hereby confirmed and ratified in all respects. References in the Master Confirmation and the Confirmation to the Transaction, to the Confirmation or to the Master Confirmation shall mean the Transaction, the Confirmation and the Master Confirmation as amended by this Amendment.

9. This Amendment and all matters arising in connection with this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law).

10. Counterparty hereby agrees that by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof it will appoint Law Debenture Corporate Services Inc. as its Process Agent for the purpose of Section 13(c) of the Agreement.

11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

Counterparty hereby agrees to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Amendment, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1 98011983.

Yours faithfully,

GOLDMAN SACHS INTERNATIONAL

By:	/s/ Alireza Zaimi
Name: Alireza Zaimi
Title: Managing Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
Name: Jason Nanchun Jiang
Title: Director

[Signature Page to the Amendment to the Confirmation—Capped Call Transaction 2]

ATTACHMENT 1

For each Component of the Transaction, the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date (and, solely for illustrative purposes, the expected prepayment date and the expected settlement date) are set forth below:

Component Number	Component Number of Options	Strike Price	Cap Price	Expiration Date	Expected Prepayment Date (post June 22 expiry 80%)	Expected Settlement Date (post June 22 expiry 20%)
1.	56,111	16.3625	26.9500	7-Jun-2011	22-Jun-2011	27-Jun-2011
2.	56,111	16.3625	26.9500	8-Jun-2011	22-Jun-2011	27-Jun-2011
3.	56,111	16.3625	26.9500	9-Jun-2011	22-Jun-2011	27-Jun-2011
4.	56,111	16.3625	26.9500	10-Jun-2011	22-Jun-2011	27-Jun-2011
5.	56,111	16.3625	26.9500	13-Jun-2011	22-Jun-2011	27-Jun-2011
6.	56,111	16.3625	26.9500	14-Jun-2011	22-Jun-2011	27-Jun-2011
7.	56,111	16.3625	26.9500	15-Jun-2011	22-Jun-2011	27-Jun-2011
8.	56,111	16.3625	26.9500	16-Jun-2011	22-Jun-2011	27-Jun-2011
9.	56,111	16.3625	26.9500	17-Jun-2011	22-Jun-2011	27-Jun-2011
10.	56,111	16.3625	26.9500	20-Jun-2011	N/A	27-Jun-2011
11.	56,111	16.3625	26.9500	21-Jun-2011	N/A	27-Jun-2011
12.	56,111	16.3625	26.9500	22-Jun-2011	N/A	27-Jun-2011
13.	65,690	16.3625	26.9500	6-Sep-2011	9-Sep-2011	4-Oct-2011
14.	65,690	16.3625	26.9500	7-Sep-2011	12-Sep-2011	4-Oct-2011
15.	65,690	16.3625	26.9500	8-Sep-2011	13-Sep-2011	4-Oct-2011
16.	65,691	16.3625	26.9500	9-Sep-2011	14-Sep-2011	4-Oct-2011
17.	65,691	16.3625	26.9500	12-Sep-2011	15-Sep-2011	4-Oct-2011
18.	65,691	16.3625	26.9500	13-Sep-2011	16-Sep-2011	4-Oct-2011
19.	65,691	16.3625	26.9500	14-Sep-2011	19-Sep-2011	4-Oct-2011
20.	65,691	16.3625	26.9500	15-Sep-2011	20-Sep-2011	4-Oct-2011
21.	65,691	16.3625	26.9500	16-Sep-2011	21-Sep-2011	4-Oct-2011
22.	65,691	16.3625	26.9500	19-Sep-2011	22-Sep-2011	4-Oct-2011
23.	65,691	16.3625	26.9500	20-Sep-2011	23-Sep-2011	4-Oct-2011
24.	65,691	16.3625	26.9500	21-Sep-2011	26-Sep-2011	4-Oct-2011
25.	65,691	16.3625	26.9500	22-Sep-2011	27-Sep-2011	4-Oct-2011
26.	65,691	16.3625	26.9500	23-Sep-2011	28-Sep-2011	4-Oct-2011
27.	65,691	16.3625	26.9500	26-Sep-2011	29-Sep-2011	4-Oct-2011
28.	65,691	16.3625	26.9500	27-Sep-2011	30-Sep-2011	4-Oct-2011
29.	65,691	16.3625	26.9500	28-Sep-2011	3-Oct-2011	4-Oct-2011
30.	65,691	16.3625	26.9500	29-Sep-2011	4-Oct-2011	4-Oct-2011
31.	83,938	22.0000	32.0000	25-May-12	31-May-12	25-Jun-12
32.	83,938	22.0000	32.0000	29-May-12	1-Jun-12	25-Jun-12
33.	83,938	22.0000	32.0000	30-May-12	4-Jun-12	25-Jun-12
34.	83,938	22.0000	32.0000	31-May-12	5-Jun-12	25-Jun-12
35.	83,938	22.0000	32.0000	1-Jun-12	6-Jun-12	25-Jun-12
36.	83,938	22.0000	32.0000	4-Jun-12	7-Jun-12	25-Jun-12
37.	83,938	22.0000	32.0000	5-Jun-12	8-Jun-12	25-Jun-12
38.	83,938	22.0000	32.0000	6-Jun-12	11-Jun-12	25-Jun-12
39.	83,938	22.0000	32.0000	7-Jun-12	12-Jun-12	25-Jun-12
40.	83,938	22.0000	32.0000	8-Jun-12	13-Jun-12	25-Jun-12
41.	83,938	22.0000	32.0000	11-Jun-12	14-Jun-12	25-Jun-12
42.	83,938	22.0000	32.0000	12-Jun-12	15-Jun-12	25-Jun-12
43.	83,938	22.0000	32.0000	13-Jun-12	18-Jun-12	25-Jun-12
44.	83,938	22.0000	32.0000	14-Jun-12	19-Jun-12	25-Jun-12
45.	83,938	22.0000	32.0000	15-Jun-12	20-Jun-12	25-Jun-12
46.	83,938	22.0000	32.0000	18-Jun-12	21-Jun-12	25-Jun-12
47.	83,938	22.0000	32.0000	19-Jun-12	22-Jun-12	25-Jun-12
48.	83,951	22.0000	32.0000	20-Jun-12	25-Jun-12	25-Jun-12

EXECUTION VERSION

AMENDMENT TO THE CONFIRMATION

To:	JJ Media Investment Holding Limited
c/o Focus Media Holding Limited
28-30 /F, Zhao Feng World Trade Building
369 Jiangsa Road
Shanghai 200050
People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 3

Ref. No:	SDB1631930669

Date:	November 22, 2011

The purpose of this Amendment to the Confirmation (this “Amendment”) is to amend and supplement certain terms and conditions of the Transaction (as defined below) entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”).

This Amendment amends, supplements and forms part of the Confirmation, dated as of September 7, 2010 (as amended by the Amendment to the Confirmation, dated as of June 22, 2011 and as further amended by the Amendment to the Confirmation, dated as of September 30, 2011, the “Confirmation”), between the Contracting Parties, in respect of a certain Capped Call Transaction 3 (the “Transaction”) relating to the Shares, supplementing the Master Confirmation, dated as of September 7, 2010, between the Contracting Parties (the “Master Confirmation”), as amended by the Amendment to the Master Confirmation, dated as of June 21, 2011, and as further amended or supplemented from time to time. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Confirmation or the Master Confirmation, as applicable.

In consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the Contracting Parties hereby agree as follows:

1. The effectiveness of the provisions of paragraphs 2, 3, 4 and 5 of this Amendment shall be subject to the following conditions (the time at which the last such condition is satisfied being the “Amendment Effective Time”):

a.	Underlying Shares Issuer and GSI shall have executed a letter agreement in respect of certain matters relating to this Amendment; and

b.	The representations and warranties of Underlying Shares Issuer contained in the letter agreement referenced in clause (a) above shall be true and correct as of the date hereof.

2. The Contracting Parties agree that the following shall apply in the aggregate with respect to all amendments dated as of the date hereof to Transactions under the Master Confirmation (“November 2011 Amendments”) (and performance under this Paragraph 2 shall satisfy in full the obligation to perform pursuant to corresponding provisions under other November 2011 Amendments):

Subject to paragraph 1 of this Amendment, GSI hereby agrees to sell to Counterparty, and Counterparty hereby agrees to buy from GSI, on November 28, 2011 (the “Payment Date”), 712,896 Shares (the “Purchased Shares”) for a purchase price of USD 10,999,985.28 (equal to the product of (i) the Purchased Shares and (ii) USD 15.43, the closing price per Share on the Exchange on November 21, 2011), on a delivery-versus-payment basis (the “Share Purchase”). The Representation and Agreement contained in Section 9.11 of the Equity Definitions shall apply to the Share Purchase, but shall be modified by excluding any restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Counterparty is an affiliate of the issuer of the Underlying Shares. For the avoidance of doubt, the Contracting Parties hereby acknowledge that the Share Purchase does not constitute a part of any Transaction under the Master Confirmation.

3. Subject to paragraph 1 of this Amendment, the Confirmation is hereby amended by (i) replacing the table therein setting forth the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date, Expected Prepayment Date and Expected Settlement Date for each Component of the Transaction to which the Confirmation relates with the table set forth in Attachment 1 hereto and (ii) replacing the date opposite the caption “Final Disruption Date” therein with the date June 27, 2012.

4. Subject to paragraph 1 of this Amendment, for purposes of the Transaction to which the Confirmation relates, the provisions opposite the caption “Corporate Transaction Adjustment” in the Master Confirmation shall be amended by replacing the portion of the proviso in “Corporate Transaction Adjustment” from the beginning of such proviso to, and including, the words “any Component” immediately preceding the parenthetical “(the “Unwind Reference Period”)” in the fifth and sixth lines thereafter in its entirety with the following: “provided that, the occurrence of a Corporate Transaction Event or a Related Corporate Transaction Event during the period consisting of (x) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the scheduled Expiration Date specified for the first Component for any Transaction and concluding on the last Valuation Date to occur for any Component with a scheduled Expiration Date of September 29, 2011, (y) the period commencing on the date that is ten (10) Scheduled Trading Days prior to November 28, 2011 and concluding on the date hereof, and (z) the period commencing on the date that is ten (10) Scheduled Trading Days prior to the first scheduled Expiration Date for any Component of any Transaction scheduled to occur after September 29, 2011 and concluding on the last Valuation Date to occur for any Component”. For the avoidance of doubt, the Contracting Parties agree that the definition of “Excluded Transactions” under “Corporate Transaction Adjustment” in the Master Confirmation shall include the Share Purchase, the definition of “Related Corporate Event” in the Master Confirmation shall exclude the Share Purchase and “Potential Adjustment Event” in Section 11.2(e) of the Equity Definitions shall be amended to exclude the Share Purchase.

5. Subject to paragraph 1 of this Amendment, in connection with, and in consideration for, the amendments contemplated in Sections 3 and 4 of each November 2011 Amendment, Counterparty hereby agrees that on the Payment Date Counterparty shall pay to GSI an amendment fee in the amount of USD 5.1 million, which fee shall apply in the aggregate with respect to all Transactions that are outstanding as of the date hereof under the Master Confirmation (and performance under this paragraph 5 shall satisfy performance of the substantially similar provisions under the amendments dated as of the date hereof with respect to such other outstanding Transactions).

6. (i) In connection with this Amendment, as of the date hereof, each Contracting Party repeats its representations contained in Section 3 of the Agreement and its representations, warranties and agreements contained in Section 6 of the Master Confirmation (except for Section 6(b)(i) of the Master Confirmation).

(ii) Counterparty represents and warrants to, and agrees with, GSI that, as of the date hereof, Counterparty is not aware of any material nonpublic information concerning Underlying Shares Issuer, the Shares or the Underlying Shares.

(iii) For the avoidance of doubt, GSI hereby agrees that neither the entry into this Amendment by Counterparty nor any discussions or communications between the Contracting Parties regarding this Amendment shall be construed in any way as a breach by Counterparty of its agreement contained in Section 6(e) of the Master Confirmation.

(iv) Counterparty agrees that Counterparty shall, as of the applicable due date, file all reports required to be filed by it in connection with the transactions contemplated hereby under Sections 13(d) and (g) of the Exchange Act.

7. In connection with the amendments contemplated in sections 2, 3, 4 and 5 of this Amendment, by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof, Counterparty shall have delivered to GSI an opinion of British Virgin Islands counsel in form and substance reasonably satisfactory to GSI in respect of this Amendment.

8. This Amendment amends solely the terms and provisions of the Transaction, the Confirmation and the Master Confirmation set forth herein and nothing in this Amendment is intended or shall be construed as amending or waiving any other terms or provisions of the Transaction, the Confirmation, the Master Confirmation or any other rights of the Contracting Parties under the Transaction, the Confirmation or the Master Confirmation. The Contracting Parties acknowledge that each of the Transaction, the Confirmation and the Master Confirmation (each as amended by this Amendment) are in full force and effect and is hereby confirmed and ratified in all respects. References in the Master Confirmation and the Confirmation to the Transaction, to the Confirmation or to the Master Confirmation shall mean the Transaction, the Confirmation and the Master Confirmation as amended by this Amendment.

9. This Amendment and all matters arising in connection with this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law).

10. Counterparty hereby agrees that by 5:00 P.M., New York City time, on the fifth (5th) Scheduled Trading Day immediately following the date hereof it will appoint Law Debenture Corporate Services Inc. as its Process Agent for the purpose of Section 13(c) of the Agreement.

11. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Remainder of page left blank intentionally]

Counterparty hereby agrees to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Amendment, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-198011983.

Yours faithfully,

GOLDMAN SACHS INTERNATIONAL

By:	/s/ Alireza Zaimi
Name: Alireza Zaimi
Title: Managing Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
Name: Jason Nanchun Jiang
Title: Director

[Signature Page to the Amendment to the Confirmation—Capped Call Transaction 3]

ATTACHMENT 1

For each Component of the Transaction, the Component Number of Options, the Strike Price and Cap Price with respect to the specified Components and scheduled Expiration Date (and, solely for illustrative purposes, the expected prepayment date and the expected settlement date) are set forth below:

Component Number	Component Number of Options	Strike Price	Cap Price	Expiration Date	Expected Prepayment Date (post June 22 expiry 80%)	Expected Settlement Date (post June 22 expiry 20%)
1.	56,111	15.4000	27.9125	7-Jun-2011	22-Jun-2011	27-Jun-2011
2.	56,111	15.4000	27.9125	8-Jun-2011	22-Jun-2011	27-Jun-2011
3.	56,111	15.4000	27.9125	9-Jun-2011	22-Jun-2011	27-Jun-2011
4.	56,111	15.4000	27.9125	10-Jun-2011	22-Jun-2011	27-Jun-2011
5.	56,111	15.4000	27.9125	13-Jun-2011	22-Jun-2011	27-Jun-2011
6.	56,111	15.4000	27.9125	14-Jun-2011	22-Jun-2011	27-Jun-2011
7.	56,111	15.4000	27.9125	15-Jun-2011	22-Jun-2011	27-Jun-2011
8.	56,111	15.4000	27.9125	16-Jun-2011	22-Jun-2011	27-Jun-2011
9.	56,111	15.4000	27.9125	17-Jun-2011	22-Jun-2011	27-Jun-2011
10.	56,111	15.4000	27.9125	20-Jun-2011	N/A	27-Jun-2011
11.	56,111	15.4000	27.9125	21-Jun-2011	N/A	27-Jun-2011
12.	56,111	15.4000	27.9125	22-Jun-2011	N/A	27-Jun-2011
13.	65,690	15.4000	27.9125	6-Sep-2011	9-Sep-2011	4-Oct-2011
14.	65,690	15.4000	27.9125	7-Sep-2011	12-Sep-2011	4-Oct-2011
15.	65,690	15.4000	27.9125	8-Sep-2011	13-Sep-2011	4-Oct-2011
16.	65,691	15.4000	27.9125	9-Sep-2011	14-Sep-2011	4-Oct-2011
17.	65,691	15.4000	27.9125	12-Sep-2011	15-Sep-2011	4-Oct-2011
18.	65,691	15.4000	27.9125	13-Sep-2011	16-Sep-2011	4-Oct-2011
19.	65,691	15.4000	27.9125	14-Sep-2011	19-Sep-2011	4-Oct-2011
20.	65,691	15.4000	27.9125	15-Sep-2011	20-Sep-2011	4-Oct-2011
21.	65,691	15.4000	27.9125	16-Sep-2011	21-Sep-2011	4-Oct-2011
22.	65,691	15.4000	27.9125	19-Sep-2011	22-Sep-2011	4-Oct-2011
23.	65,691	15.4000	27.9125	20-Sep-2011	23-Sep-2011	4-Oct-2011
24.	65,691	15.4000	27.9125	21-Sep-2011	26-Sep-2011	4-Oct-2011
25.	65,691	15.4000	27.9125	22-Sep-2011	27-Sep-2011	4-Oct-2011
26.	65,691	15.4000	27.9125	23-Sep-2011	28-Sep-2011	4-Oct-2011
27.	65,691	15.4000	27.9125	26-Sep-2011	29-Sep-2011	4-Oct-2011
28.	65,691	15.4000	27.9125	27-Sep-2011	30-Sep-2011	4-Oct-2011
29.	65,691	15.4000	27.9125	28-Sep-2011	3-Oct-2011	4-Oct-2011
30.	65,691	15.4000	27.9125	29-Sep-2011	4-Oct-2011	4-Oct-2011
31.	83,938	23.0000	33.0000	25-May-12	31-May-12	25-Jun-12
32.	83,938	23.0000	33.0000	29-May-12	1-Jun-12	25-Jun-12
33.	83,938	23.0000	33.0000	30-May-12	4-Jun-12	25-Jun-12
34.	83,938	23.0000	33.0000	31-May-12	5-Jun-12	25-Jun-12
35.	83,938	23.0000	33.0000	1-Jun-12	6-Jun-12	25-Jun-12
36.	83,938	23.0000	33.0000	4-Jun-12	7-Jun-12	25-Jun-12
37.	83,938	23.0000	33.0000	5-Jun-12	8-Jun-12	25-Jun-12
38.	83,938	23.0000	33.0000	6-Jun-12	11-Jun-12	25-Jun-12
39.	83,938	23.0000	33.0000	7-Jun-12	12-Jun-12	25-Jun-12
40.	83,938	23.0000	33.0000	8-Jun-12	13-Jun-12	25-Jun-12
41.	83,938	23.0000	33.0000	11-Jun-12	14-Jun-12	25-Jun-12
42.	83,938	23.0000	33.0000	12-Jun-12	15-Jun-12	25-Jun-12
43.	83,938	23.0000	33.0000	13-Jun-12	18-Jun-12	25-Jun-12
44.	83,938	23.0000	33.0000	14-Jun-12	19-Jun-12	25-Jun-12
45.	83,938	23.0000	33.0000	15-Jun-12	20-Jun-12	25-Jun-12
46.	83,938	23.0000	33.0000	18-Jun-12	21-Jun-12	25-Jun-12
47.	83,938	23.0000	33.0000	19-Jun-12	22-Jun-12	25-Jun-12
48.	83,951	23.0000	33.0000	20-Jun-12	25-Jun-12	25-Jun-12